Exhibit 99.1


                                 PartnerRe Ltd.
         Consolidated Statements of Operations and Comprehensive Income
                (Expressed in thousands, except per share data)
                                  (Unaudited)

                                                                         For the three  For the three  For the nine   For the nine
                                                                         months ended   months ended   months ended   months ended
                                                                         September 30,  September 30,  September 30,  September 30,
                                                                             2002           2001           2002           2001
Revenues
   Gross premiums written                                                 $   575,581    $   412,209    $ 1,990,099    $ 1,449,293
                                                                          ===========    ===========    ===========    ===========

   Net premiums written                                                   $   570,108    $   394,249    $ 1,957,881    $ 1,402,971
   Decrease (increase) in unearned premiums                                    61,829         21,221       (280,802)      (211,807)
                                                                          -----------    -----------    -----------    -----------
   Net premiums earned                                                        631,937        415,470      1,677,079      1,191,164
   Net investment income                                                       60,186         60,276        178,416        181,052
   Net realized investment gains (losses)                                         791           (389)       (13,363)        14,179
   Other income                                                                 1,540             27          3,564            105
                                                                          -----------    -----------    -----------    -----------
    Total Revenues                                                            694,454        475,384      1,845,696      1,386,500
                                                                          -----------    -----------    -----------    -----------

Expenses
   Losses and loss expenses including life policy
     benefits                                                                 531,445        710,713      1,225,066      1,268,967
   Acquisition costs                                                          136,965         96,840        361,679        268,171
   Other operating expenses                                                    41,030         29,355        117,695         86,407
   Interest expense                                                             3,267          3,267          9,693          9,694
   Amortization of goodwill                                                       -            6,508            -           19,526
   Net foreign exchange (gains) losses                                           (812)        (8,223)         5,279         (8,437)
                                                                          -----------    -----------    -----------    -----------
   Total Expenses                                                             711,895        838,460      1,719,412      1,644,328
                                                                          -----------    -----------    -----------    -----------

(Loss) income before distributions related to Trust Preferred
   and Mandatorily Redeemable Preferred Securities and taxes                  (17,441)      (363,076)       126,284       (257,828)
   Distributions related to Trust Preferred and Mandatorily
      Redeemable Preferred Securities                                           6,815            -           20,445            -
   Income tax expense (benefit)                                                 3,679        (24,545)         3,929        (40,585)
                                                                          -----------    -----------    -----------    -----------
Net (loss) income before cumulative effect of adopting new
   accounting standard, net of tax                                            (27,935)      (338,531)       101,910       (217,243)
Cumulative effect of adopting new accounting
   standard, net of tax                                                           -              -              -           27,812
                                                                          -----------    -----------    -----------    -----------
Net (loss) income                                                         $   (27,935)   $  (338,531)   $   101,910    $  (189,431)
                                                                          ===========    ===========    ===========    ===========

Preferred dividends                                                       $     5,000    $     5,000    $    15,000    $    15,000
                                                                          ===========    ===========    ===========    ===========

Operating (loss) earnings available to common shareholders                $   (28,159)   $  (342,791)   $   109,948    $  (239,651)
                                                                          ===========    ===========    ===========    ===========

Comprehensive income (loss)                                               $    27,211    $  (299,692)   $   195,710    $  (270,905)
                                                                          ===========    ===========    ===========    ===========

Per Share Data:
   Earnings per common share:
     Basic operating (loss) earnings                                      $     (0.56)   $     (6.83)   $      2.19    $     (4.78)
     Net realized investment (losses) gains, net of tax                         (0.09)         (0.02)         (0.46)          0.15
                                                                          -----------    -----------    -----------    -----------
     Basic net (loss) income before cumulative effect of adopting new
          accounting standard                                                   (0.65)         (6.85)          1.73          (4.63)
     Cumulative effect of adopting new accounting standard                        -              -              -             0.55
                                                                          -----------    -----------    -----------    -----------
     Basic net (loss) income                                              $     (0.65)   $     (6.85)   $      1.73    $     (4.08)
                                                                          ===========    ===========    ===========    ===========
     Weighted average number of common shares
          outstanding                                                        50,328.5       50,157.7       50,285.8       50,137.6


     Diluted operating (loss) earnings                                    $     (0.56)   $     (6.83)   $      2.13    $     (4.78)
     Net realized investment (losses) gains, net of tax                         (0.09)         (0.02)         (0.45)          0.15
                                                                          -----------    -----------    -----------    -----------
     Diluted net (loss) income before cumulative effect of adopting new
         accounting standard                                                    (0.65)         (6.85)          1.68          (4.63)
     Cumulative effect of adopting new accounting standard                        -              -              -             0.55
                                                                          -----------    -----------    -----------    -----------
     Diluted net (loss) income                                            $     (0.65)   $     (6.85)   $      1.68    $     (4.08)
                                                                          ===========    ===========    ===========    ===========
     Weighted average number of common and
          common equivalent shares outstanding                               50,328.5       50,157.7       51,652.7       50,137.6

                                 PartnerRe Ltd.
                          Consolidated Balance Sheets
                (Expressed in thousands, except per share data)

                                                                                  September 30,     December 31,
                                                                                      2002              2001

                                                                                  (Unaudited)        (Audited)
Assets
   Investments and cash
   Fixed maturities, at fair value
    (amortized cost: 2002, $3,799,217; 2001, $3,382,768)                         $   3,965,124     $   3,420,759
   Short-term investments, at fair value
    (amortized cost: 2002, $15,301; 2001, $39,547)                                      15,299            39,564
   Equities, at fair value
    (cost: 2002, $504,998; 2001, $408,879)                                             440,173           400,825
   Trading securities, at fair value (cost: 2002, $67,324; 2001, $79,973)               65,041            77,452
   Cash and cash equivalents, at fair value, which approximates
      amortized cost                                                                   492,749           451,614
   Other invested assets                                                                13,358            20,500
                                                                                 -------------     -------------
   Total investments and cash                                                        4,991,744         4,410,714
   Accrued investment income                                                            73,660            74,536
   Reinsurance balances receivable                                                     986,288           654,900
   Reinsurance recoverable on paid and unpaid losses                                   228,553           245,279
   Funds held by reinsured companies                                                   711,164           641,203
   Deferred acquisition costs                                                          323,176           274,152
   Deposit assets                                                                      230,194           241,845
   Taxes recoverable                                                                    99,449            95,336
   Goodwill                                                                            429,519           429,519
   Other                                                                               118,057            97,942
                                                                                 -------------     -------------
Total Assets                                                                     $   8,191,804     $   7,165,426
                                                                                 =============     =============

Liabilities
   Unpaid losses and loss expenses                                               $   3,549,181     $   3,005,628
   Policy benefits for life and annuity contracts                                      771,492           693,250
   Unearned premiums                                                                   909,233           597,529
   Funds held under reinsurance treaties                                                36,939            31,371
   Deposit liabilities                                                                 225,368           239,208
   Long-term debt                                                                      220,000           220,000
   Payable for securities purchased                                                     95,628           143,535
   Accounts payable, accrued expenses and other                                         96,624            86,796
                                                                                 -------------     -------------
Total Liabilities                                                                    5,904,465         5,017,317
                                                                                 -------------     -------------

Trust Preferred and Mandatorily Redeemable Preferred Securities                        400,000           400,000
                                                                                 -------------     -------------

Shareholders' Equity
   Common shares                                                                        50,330            50,164
   Preferred shares                                                                     10,000            10,000
   Additional paid-in capital                                                          887,165           885,678
   Deferred compensation                                                                  (295)             (397)
   Accumulated other comprehensive income (loss)                                        59,780           (34,020)
   Retained earnings                                                                   880,359           836,684
                                                                                 -------------     -------------
Total Shareholders' Equity                                                           1,887,339         1,748,109
                                                                                 =============     =============

Total Liabilities, Trust Preferred and Mandatorily Redeemable
   Preferred Securities and Shareholders' Equity                                 $   8,191,804     $   7,165,426
                                                                                 =============     =============

Shareholders' Equity Per Common Share                                            $       32.53     $       29.86
                                                                                 =============     =============

Diluted Book Value Per Common and Common Equivalent
   Share (assuming exercise of warrants and stock options)                       $       31.78     $       29.05
                                                                                 =============     =============

Number of Diluted Common Shares Outstanding                                           51,519.6          51,575.1
                                                                                 =============     =============

                                 PartnerRe Ltd.
                           Supplementary Information
                         (in millions of U.S. dollars)
                                  (Unaudited)

                                             For the three       For the three        For the nine        For the nine
                                              months ended        months ended        months ended        months ended
                                              September 30,       September 30,       September 30,       September 30,
                                                  2002                2001                2002                 2001
SEGMENT INFORMATION *

NON-LIFE SEGMENT
  US Property and Casualty
    Net premiums written                        $  125.0            $   86.8            $  475.1            $  325.7
    Net premiums earned                            142.1                92.7               399.2               250.4

    Loss and loss expense ratio                     77.9%              265.3%               74.2%              145.2%
    Acquisition expense ratio                       27.9                26.1                26.9                25.3
                                                --------            --------            --------            --------
    Technical ratio(1)                             105.8               291.4               101.1               170.5

  Non-US Property and Casualty
    Net premiums written                        $  139.8            $  106.2            $  450.3            $  367.6
    Net premiums earned                            151.0               108.3               410.0               324.9

    Loss and loss expense ratio                     89.7%              115.2%               79.4%               88.9%
    Acquisition expense ratio                       23.1                25.7                23.9                25.1
                                                --------            --------            --------            --------
    Technical ratio(1)                             112.8               140.9               103.3               114.0

  Worldwide Specialty
    Net premiums written                        $  271.6            $  168.1            $  925.0            $  589.7
    Net premiums earned                            303.7               180.5               766.3               497.8

    Loss and loss expense ratio                     83.8%              171.1%               67.1%              100.7%
    Acquisition expense ratio                       18.2                20.8                17.5                20.6
                                                --------            --------            --------            --------
    Technical ratio(1)                             102.0               191.9                84.6               121.3

TOTAL NON-LIFE SEGMENT
Gross premiums written                          $  539.8            $  377.1            $1,876.1            $1,323.0
Net premiums written                               536.4               361.1             1,850.4             1,283.0
Net premiums earned                                596.8               381.5             1,575.5             1,073.1

Loss and loss expense ratio                         83.9%              178.1%               72.1%              107.5%
                                                --------            --------            --------            --------
Acquisition expense ratio                           21.8                23.5                21.5                23.1
Other overhead expense ratio                         6.3                 7.1                 6.9                 7.4
                                                --------            --------            --------            --------
Expense ratio                                       28.1                30.6                28.4                30.5
                                                --------            --------            --------            --------
Combined ratio                                     112.0%              208.7%              100.5%              138.0%
                                                ========            ========            ========            ========

LIFE SEGMENT
Gross premiums written                          $   35.8            $   35.1            $  114.0            $  126.3
Net premiums written                                33.7                33.1               107.5               120.0
Net premiums earned                                 35.1                34.0               101.6               118.1

Technical result (2)                            $   (2.7)           $   (4.5)           $   (9.5)           $  (17.9)
Allocated investment income                          8.0                 7.3                21.9                20.8
                                                --------            --------            --------            --------
Net technical result                            $    5.3            $    2.8            $   12.4            $    2.9
                                                ========            ========            ========            ========

(1) Technical ratio is obtained by dividing sum of losses and loss adjustment expenses and acquisition costs by net premiums earned

(2) Technical result is defined as net premiums earned less loss and loss adjustment expenses and acquisition costs

* Following a realignment of its Global operations at the beginning of 2002 the Company changed its reporting segments to reflect the way its business will be managed going forward. The Company monitors the performance of its underwriting operations in two major segments, Non-Life and Life. The Non-Life segment is further divided into three sub-segments, US Property and Casualty, Non-US Property and Casualty and Worldwide Specialty Lines. The US and Non-US Property and Casualty sub-segments include standard property and casualty business as well as motor business. Specialty Lines includes Catastrophe, Aviation and Space, Marine, Agriculture, Engineering and Energy, Credit and Surety and Special Risks. The Life segment includes Life, Health and Annuity business.

                                 PartnerRe Ltd.
                           Supplementary Information

                                  (Unaudited)

                                                                       For the three   For the three   For the nine   For the nine
                                                                        months ended    months ended   months ended   months ended
                                                                        September 30,   September 30,  September 30,  September 30,
                                                                            2002            2001           2002            2001
Distribution of Net Premiums Written by
Line of Business:
                      Non-Life
                         Property and Casualty
                             Property                                        22%             21%            21%             21%
                             Casualty                                        10              12             14              13
                             Motor                                           15              16             12              15
                         Worldwide Specialty
                             Catastrophe                                      7              11             15              15
                             Aviation/Space                                  10               5              7               5
                             Marine                                           3               3              3               2
                             Agriculture                                      8               9              6               7
                             Special Risk                                     3               4              5               4
                             Credit/Surety                                    7               7              5               6
                             Engineering/Energy                               9               3              6               3
                             Other                                            -               1              1               1
                      Life                                                    6               8              5               8


Geographic Distribution of Gross Premiums Written:
                             Europe                                          36%             37%            36%             40%
                             North America                                   43              42             46              43
                             Asia, Australia and New Zealand                 12              12             12              10
                             Latin America and the Caribbean                  8               8              5               6
                             Africa                                           1               1              1               1

                                                                            As at
                                                                        September 30,
                                                                            2002
Credit Ratings:
  Standard & Poor's                                                          AA
  Moodys                                                                    Aa3
  A.M. Best                                                                  A+

                                                                            As at                                 As at
                                                                        September 30,                         December 31,
                                                                            2002                                  2001
                                                              (in thousands of U.S. dollars)         (in thousands of U.S. dollars)
Capital Structure:
  Debt                                                           220,000                 8.8            220,000                 9.4
  Trust Preferred                                                200,000                 8.0            200,000                 8.4
  Series B Cumulative Redeemable Preferred Shares (PEPS)         200,000                 8.0            200,000                 8.4
  8% Series A Cumulative Preferred Shares                        242,163                 9.6            242,163                10.2
  Common Shareholders' Equity                                  1,645,176                65.6          1,505,946                63.6
                                                              ----------          ----------         ----------          ----------
  Total Capital                                               $2,507,339               100.0%        $2,368,109               100.0%
                                                              ==========          ==========         ==========          ==========

                                 PartnerRe Ltd.
                           Supplementary Information

                                  (Unaudited)

                                                                   As at             As at
                                                                September 30,     December 31,
                                                                   2002              2001
Investment Portfolio:
  Credit Quality           AAA                                      59%              58%
                           AA                                        9                8
                           A                                        17               16
                           BBB                                       8               10
                           Below Investment Grade                    7                8


  By Class                 U.S. Government                          12%              15%
                           U.S. Mortgage/Asset Backed               16               16
                           U.S. Corporates                          25               23
                           Foreign Fixed Income                     26               23
                           Equities and Equity Substitutes          13               15
                           Cash (net of pending transactions)        8                8

  Expected average duration                                        3.4 Yrs          3.7 Yrs

  Average yield to maturity at market                              3.9%             5.1%
  (fixed income securities and cash)

  Average Credit Quality                                            AA               AA